UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 13, 2007

____________________________

Commission file number 1-7436

HSBC USA Inc.

(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(716) 841-2424 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

HSBC USA Inc. (the "Registrant") intends to file its Form 10-Q for the quarter ended September 30, 2007 on the morning of November 14, 2007. Under applicable regulatory requirements, the Form 10-Q must be filed with the London and Hong Kong Stock Exchanges prior to the time the Form 10-Q will be available on EDGAR when the EDGAR system updates overnight filings at 6 a.m. EST on November 14, 2007. In order to assure that all investors in the Registrant's securities have simultaneous access to the Form 10-Q, the Registrant intends to have the Form 10-Q posted on its website on the morning of November 14, 2007 prior to its availability on EDGAR.

The Form 10-Q referred to above will be posted to the HSBC USA Inc. website at www. http://www.hsbcusa.com/hsbc_bank/sec_filings.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC. (Registrant)
By:	/s/ Joseph R. Simpson
Name: Title:	Joseph R. Simpson Executive Vice President, Controller

Dated: November 13, 2007

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